                         WAIVER AND SETTLEMENT AGREEMENT


     THIS WAIVER AND SETTLEMENT AGREEMENT is entered into by WALLACE D. HOLZNAGEL and LAMONTS APPAREL, INC. The terms "Your" and "You" reference WALLACE D. HOLZNAGEL and the term "LAMONTS" references LAMONTS APPAREL, INC.

     1. YOUR OBLIGATIONS: In consideration of Lamonts' undertakings in paragraph 2 below, You:

          a. Agree to forego any claims for lost wages or benefits of any kind whatsoever, past, present and future;

          b. Hereby release and discharge Lamonts, its affiliates or subsidiaries, officers, directors, agents, employees, successors and assigns from all causes of action, claims, or demands of any kind whatsoever, whether known or unknown, which have or may in the future arise out of or as a consequence of Your employment or termination of employment. This release and discharge includes, but is not limited to, any claim to employment, benefits, damages, or litigation costs or attorneys' fees on any claim of wrongful or discriminatory discharge. It also includes all claims of violation of statute, including Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Civil Rights Act of 1991, the Americans with Disability Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Washington law against discrimination or any other law or ordinance respecting
employment.   It is the intention of both parties to make this release as broad and general as the law permits;

          c. Agree not to pursue or initiate any complaint, charges, or lawsuits against Lamonts with any governmental agency or any court relating to Your employment with Lamonts, including but not limited to filing any claim in the pending Lamonts' Chapter 11 bankruptcy proceeding;

          d. Agree not to discuss, disclose or release in any fashion the existence or terms of this Agreement with anyone, including with any current or former employee of Lamonts, except to Your counsel or as otherwise required by law.

          e. Agree to direct reference requests to Mary Ryan, Vice President of Human Resources.

     2. LAMONTS' OBLIGATION: In exchange for the consideration offered by You as described above, Lamonts agrees to provide You with the following consideration:

          a. The gross amount of $105,000.00, which is equal to six month's of present base annual salary and guaranteed bonus

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under your Executive Employment Agreement dated October 20, 1992, less lawful withholding. The foregoing amount does not include the full salary You will be paid through the end of May 1995. The $105,000.00 shall be payable to You upon the effective date of this Agreement.

          b. Payment of Your accrued but unused vacation time at Your usual rate of pay less lawful withholding;

          c. Lamonts agrees to waive the non-competition provisions included in paragraph 2 of the October 30, 1992 Agreement. This waiver is not and shall not be construed as a waiver of the confidentiality policies by which you are bound and which survive this Agreement and Your employment with Lamonts.

          d. Lamonts will, upon prompt application by You for COBRA benefits no later than June 1, 1995, pay for the selected COBRA coverage through November 30, 1995. However, as provided by law, Your 18 months of COBRA entitlement begin on June 1, 1995.

     3. NON-CONTINGENT ITEMS: Regardless of whether You choose to enter into this Agreement or not, You must do the following:

          a. Complete and submit by June 1, 1995, all expense reports for the period through Your date of termination from Lamonts and pay in full all personal accounts with Lamonts by May 31, 1995.

          b. Return all company property currently in Your possession, including credit cards and keys, and any and all Lamonts documents of any sort, whether in hard copy or presently stored on electronic media.

     4. NO ADMISSION OF LIABILITY: This Agreement is not to be interpreted as any admission of liability whatsoever for any injuries, claims or damages sustained by You as a result of the above events. The parties released by this Agreement expressly deny liability and intend merely to avoid litigation of any claims.

     5. FULL AND FINAL SETTLEMENT: The terms of this Agreement are accepted for the purpose of making a full and final settlement of any and all claims against Lamonts accrued or accruing prior to the execution of this Agreement and this Agreement constitutes the full agreement of the parties. Lamonts has made no promises or inducements other than stated in this Agreement.

     6. PERIOD FOR ACCEPTANCE: If You elect to accept the conditions of this Agreement, You will advise Lamonts accordingly by delivering three (3) executed copies of this Agreement to Mary Ryan, Vice President of Human Resources at Lamonts within 21 days of receipt of this Agreement. A copy of this Agreement was originally delivered to You on the 1st day of May, 1995. You are relieved of all duties and responsibilities as Executive

                                      - 2 -
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Vice President of Lamonts effective May 3, 1995, whether or not You  enter into this Agreement.

     7. PERIOD OF REVOCATION: You may revoke Your acceptance of this Agreement at any time prior to the eighth day following the date of Your acceptance of this Agreement, as indicated above Your signature below ("Effective Date"). Notice of revocation shall be in writing and delivered to Mary Ryan, Vice President of Human Resources at Lamonts. If not revoked, this Agreement shall be effective as of the effective date.

     8. INVALIDITY OF ANY PORTION OF THIS AGREEMENT: If any part of this instrument shall to any extent be held invalid or unenforceable, Lamonts, in its sole discretion, may elect to enforce the remainder of this Agreement, or cancel it and get back from You, Your successors or assigns or otherwise any consideration paid or reinstate any rights waived under this Agreement.

YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY READ AND FULLY UNDERSTAND ALL OF THE PROVISIONS OF THIS AGREEMENT; THAT LAMONTS ADVISED YOU IN WRITING (AND THIS PARAGRAPH CONSTITUTES SUCH WRITTEN ADVICE) TO CONSULT AN ATTORNEY REGARDING THIS AGREEMENT; THAT LAMONTS SHALL HAVE NO RESPONSIBILITY TO REIMBURSE YOU FOR ANY LEGAL FEES INCURRED BY YOU IN CONNECTION WITH THE REVIEW OR NEGOTIATION OF THIS RELEASE; THAT YOUR EXECUTION OF THIS AGREEMENT IS VOLUNTARY AND UNCOERCED.

     In witness whereof, the hand and seal of the undersigned is set herewith this 2 day of May, 1995.



                                   /s/ Wallace D. Holznagel
                                   ---------------------------------------------
                                        WALLACE D. HOLZNAGEL

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF KING        )

     Signed before me on May 2, 1995, by Wallace D. Holznagel.


                                   /s/ Debra K. Tarbutton
                                   ---------------------------------------------
                                   (Print name) /s/ Debra K. Tarbutton
                                                --------------------------------
                                   Notary Public in and for the
                                   State of Washington
                                   My appointment expires 9-7-96

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Dated this 1st day of May, 1995.

                                        LAMONTS APPAREL, INC.



                                        By /s/ Alan Schlesinger
                                           -------------------------------------
                                           ALAN SCHLESINGER
                                        Its   CEO
                                            ------------------------------------

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF KING        )

     Signed before me on May 1, 1995, by Alan Schlesinger.



                                        /s/ Debra K. Tarbutton
                                        ---------------------------------------
                                        (Print name) /s/ Debra K. Tarbutton
                                                     --------------------------
                                        Notary Public in and for the
                                        State of Washington
                                        My appointment expires 9-7-96


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